                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                October 20, 1998
              ----------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                    TRANSCONTINENTAL REALTY INVESTORS, INC.
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                          0-13291                   94-6565852
-------------------------------------------------------------------------------
(State of Incorporation)             (Commission                (IRS Employer
                                      File No.)              Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                 75231
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ---------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 20, 1998, Transcontinental Realty Investors, Inc. (the "Company") purchased the 208 unit Cliffs of Eldorado Apartments in McKinney, Texas for $12.8 million, approximately 4.0% of the Company's assets at December 31, 1997. The seller of the property was 96 Eldorado I, Ltd., an unrelated party. The property was constructed in 1997 and was 86% occupied on the date of purchase. The Company paid $1.6 million in cash, assumed the existing mortgage of $10.6 million and issued 5,829 shares of Series A Cumulative Convertible Preferred Stock with a total liquidation value of $583,000. The assumed mortgage bears interest at 8.125% per annum, requires monthly payments of principal and interest of $75,197 and matures in November 2037.

In assessing the income producing property described above, the following were among the factors considered by management, geographic location of the property, performance of the property, new or renovated properties in the vicinity of the property and the maintenance and appearance of the property.

In addition to the purchase described above, the Company has also purchased, in 1998, seven additional apartment complexes, one each in El Paso, Midland, and Addison, Texas in January 1998, two in Midland, Texas in April 1998 and one each in Odessa and Midland, Texas in May 1998. The Company has also purchased six office buildings, two in Dallas, Texas, one in February 1998 and the other in March 1998, three in San Diego, California, two in May 1998 and one in July 1998 and one in Palm Beach, Florida in June 1998. In addition to these income producing properties, the Company has also purchased four parcels of undeveloped land, two in Dallas, Texas, one in January 1998 and the other in February 1998, one in Farmers Branch, Texas in May 1998 and one in Austin, Texas in July 1998. The above income producing properties and undeveloped land were purchased for a total of $58.4 million. The Company paid $21.8 million in cash and financed the remainder of the purchase prices. The mortgages secured by the properties bear interest at fixed and variable rates, ranging from 7.2% to 9.91% per annum and mature from October 1999 to March 2018.

In 1998, the Company sold two retail centers, one in March 1998 and one in September 1998 and an office building in September 1998. In connection with the sales, the Company received net cash totaling $21.3 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1997 and the nine months ended September 30, 1998. The pro forma statements of operations present the Company's operations as if the transactions described above had occurred at January 1, of each of the periods presented. A pro forma balance sheet as of September 30, 1998 is also presented. The pro forma balance sheet presents the Cliffs of Eldorado purchase, described above, as if it had occurred at January 1, 1998.

                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998


                                                     Cliffs of
                                                     Eldorado
                                    Actual(1)      Apartments(2)   Pro Forma
                                    --------       -------------   ---------
                                              (dollars in thousands)
             Assets
             ------
Notes and interest receivable
    Performing ..............     $    1,610      $       --      $    1,610
    Nonperforming ...........            806              --             806
                                  ----------      ----------      ----------

                                       2,416              --           2,416


Less - allowance for
    estimated losses ........           (891)             --            (891)


Foreclosed real estate held
    for sale ................          3,867              --           3,867
Real estate held for sale,
    net of accumulated
    depreciation ............          6,524              --           6,524
Real estate held for
    investment, net of
    accumulated depreciation         309,039          13,236         322,275
Investment in partnerships ..          3,877              --           3,877
Cash and cash equivalents ...         19,657          (1,830)         17,827
Other assets ................         15,614             251          15,865
                                  ----------      ----------      ----------

                                  $  360,103      $   11,657      $  371,760
                                  ==========      ==========      ==========

-------------------------------------

(1) Includes the Mountain Plaza Apartments, Hunters Glen Apartments and Bent Tree Garden Apartments which were acquired in January 1998, the Parkway North Office Building acquired in February 1998, the Plaza on Bachman Creek acquired in March 1998, the 4400 Apartments and Ashton Way Apartments acquired in April 1998, the Woodview Apartments, Emerald Terrace Apartments, Daley Plaza and Viewridge Building acquired in May 1998, the Atrium Office Building acquired in June 1998 and the Valley Rim Office Building acquired in July 1998 and excludes the Shaws Plaza Shopping Center which was sold in March 1998 and the Chesapeake Ridge Office Building and Northtown Mall Shopping Center which were sold in September 1998.
(2)     Assumes purchase by the Company on January 1, 1998.

                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                                   PRO FORMA
                     CONSOLIDATED BALANCE SHEET - Continued
                               SEPTEMBER 30, 1998


                                                   Cliffs of
                                                    Eldorado
                                     Actual(1)     Apartments(2)   Pro Forma
                                     ---------     -------------   ---------
                                              (dollars in thousands,
                                                 except per share)

Liabilities and Shareholders' Equity
------------------------------------
Liabilities
Notes and interest payable ....     $  258,782      $   10,683     $ 269,465
Other liabilities .............          8,738             391         9,129
                                    ----------      ----------     ---------
                                       267,520          11,074       278,594

Commitments and contingencies

Shareholders' equity
Common Stock, $.01 par value;
    10,000,000 shares; issued
    and outstanding, 3,872,505
    shares ....................             39             --             39
Preferred Stock, $.01 par
    value, authorized 1,000,000
    shares, Series A issued and
    outstanding, 5,829 shares
    (liquidation preference
    $583,000) .................             --             --             --
Paid-in capital ...............        217,431            583        218,014
Accumulated distributions in
    excess of accumulated
    earnings ..................      (124,887)             --      (124,887)
                                    ----------     ----------     ----------

                                        92,583            583         93,166
                                    ----------     ----------     ----------

                                    $  360,103     $   11,657     $  371,760
                                    ==========     ==========     ==========

----------------------------------

(1) Includes the Mountain Plaza Apartments, Hunters Glen Apartments and Bent Tree Garden Apartments which were acquired in January 1998, the Parkway North Office Building acquired in February 1998, the Plaza on Bachman Creek acquired in March 1998, the 4400 Apartments and Ashton Way Apartments acquired in April 1998, the Woodview Apartments, Emerald Terrace Apartments, Daley Plaza and Viewridge Building acquired in May 1998, the Atrium Office Building acquired in June 1998 and the Valley Rim Office Building acquired in July 1998 and excludes the Shaws Plaza Shopping Center which was sold in March 1998 and the Chesapeake Ridge Office Building and Northtown Mall Shopping Center which were sold in September 1998.
(2)     Assumes purchase by the Company on January 1, 1998.

                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                               PRO FORMA COMBINED
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                                                                Cliffs
                                                                 Other                           of
                                                Apartment      Commercial       Property       Eldorado
                                Actual         Complexes       Properties      Purchases      Apartments          Sales
                             -----------      -----------     -----------     -----------     -----------      -----------
                                                                 (dollars in thousands)
Income
   Rents ...............     $    51,414      $       280     $     1,059     $       622     $     1,216      $    (2,064)
   Income ..............             593               --              --              --              --               --
                             -----------      -----------     -----------     -----------     -----------      -----------
                                  52,007              280           1,059             622           1,216           (2,064)

Expenses
   Property
    operations .........          27,355              241             402             419             682             (710)
   Interest ............          16,865               --              --              --              --             (598)
   Depreciation ........           7,882               --              --              --              --             (428)
   Advisory and net
    income fee to
    affiliate ..........           2,578               --              --              --              --               --
   General and
     administrative ....           1,649               --              --              --              --               --
                             -----------      -----------     -----------     -----------     -----------      -----------
                                  56,329              241             402             419             682           (1,736)

Net income (loss)
    from operations ....          (4,322)              39             657             203             534             (328)

Equity in income
    of investees .......             342               --              --              --              --               --
Gain on sale of
    real estate ........          12,015               --              --              --              --               --
                             -----------      -----------     -----------     -----------     -----------      -----------
Net income (loss) ......     $     8,035      $        39     $       657     $       203     $       534      $      (328)
                             ===========      ===========     ===========     ===========     ===========      ===========

Earnings per share
   Net income (loss) ...     $      2.07
                             ===========

Weighted average shares
   of Common Stock used
   in computing earnings
   per share ...........       3,876,505
                             ===========

                              Pro Forma         Pro Forma
                             Adjustments        Combined
                             -----------      -----------
                                 (dollars in thousands)
Income
   Rents ...............     $        --      $    52,527
   Income ..............              --              593
                             -----------      -----------
                                      --           53,120

Expenses
   Property
    operations .........              --           28,389
   Interest ............           2,799           19,066
   Depreciation ........           1,029            8,483
   Advisory and net
    income fee to
    affiliate ..........              --            2,578
   General and
     administrative ....              --            1,649
                             -----------      -----------
                                   3,828           60,165

Net income (loss)
    from operations ....          (3,828)          (7,045)

Equity in income
    of investees .......              --              342
Gain on sale of
    real estate ........              --           12,015
                             -----------      -----------
Net income (loss) ......     $    (3,828)     $     5,312
                             ===========      ===========

Earnings per share
   Net income (loss) ...                      $      1.37
                                              ===========

Weighted average shares
   of Common Stock used
   in computing earnings
   per share ...........                        3,876,505
                                              ===========

The accompanying footnotes are an integral part of this Pro Forma Combined Statement of Operations.

                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                          NOTES TO PRO FORMA COMBINED
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998


1. The Pro Forma Combined Statement of Operations assumes the property was purchased or sold by the Company on January 1, 1998. Pro forma operating results for purchased properties are from January 1 through the respective date of purchase only. Results subsequent to the dates of purchase are included in the "Actual" column.

2. The caption "Apartment Complexes" includes Mountain Plaza, 4400 and Ashton Way Apartments. For further information, see the Company's Current Report on Form 8-K, dated May 29, 1998 as amended on Form 8-K/A, dated September 23, 1998.

Revenues:
   Mountain Plaza Apartments                     $    46
   4400 Apartments                                    97
   Ashton Way Apartments                             137
                                                 -------
                                                 $   280
                                                 =======

Property Operations Expenses:
   Mountain Plaza Apartments                     $    25
   4400 Apartments                                    93
   Ashton Way Apartments                             123
                                                 -------
                                                 $   241
                                                 =======

3. The caption "Commercial Properties" includes Parkway North Office Building, Plaza on Bachman Creek, Atrium Office Building and Valley Rim Office Building. For further information on Parkway North Office Building and Plaza on Bachman Creek see the Company's Current Report on Form 8-K, dated May 29, 1998, as amended on Form 8-K/A, dated September 23, 1998. For the Atrium and Valley Rim Office Buildings see the Company's Current Report on Form 8-K, dated June 26, 1998, as amended on Form 8-K/A, dated October 16, 1998.


        Revenues:
           Parkway North Office Building         $  163
           Plaza on Bachman Creek                   195
           Atrium Office Building                   365
           Valley Rim Office Building               336
                                                 ------
                                                 $1,059
                                                 ======

        Property Operations Expenses:
           Parkway North Office Building         $   57
           Plaza on Bachman Creek                    53
           Atrium Office Building                   168
           Valley Rim Office Building               124
                                                 ------
                                                 $  402
                                                 ======

4. Other property purchases includes Bent Tree Garden, Hunters Glen, Woodview and Emerald Terrace Apartments, as well as Daley Plaza

                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                          NOTES TO PRO FORMA COMBINED
                      STATEMENT OF OPERATIONS - Continued
                      NINE MONTHS ENDED SEPTEMBER 30, 1998


        and View Ridge Office Buildings. The sellers of these properties were not able to provide either audited statements of operations or access to the respective property's financial records to enable the Company to have an audit performed. These properties in total represent approximately 6.8% of the Company's assets at December 31, 1997.

        Revenues:

           Bent Tree Garden Apartments     $111
           Hunters Glen Apartments           27
           Woodview Apartments              266
           Emerald Terrace Apartments       182
           Daley Plaza Office Building       29
           Viewridge Office Building          7
                                           ----

               Total                       $622
                                           ====
        Property Operations Expenses:

           Bent Tree Garden Apartments     $ 68
           Hunters Glen Apartments           17
           Woodview Apartments              182
           Emerald Terrace Apartments       128
           Daley Plaza Office Building       22
           Viewridge Office Building          2
                                           ----

               Total                       $419
                                           ====

5. Statement of operations for the one month ended October 31, 1997, November 30, 1997, April 30, 1998 and for the six months ended June 30, 1998 were obtained for Mountain Plaza Apartments, Parkway North Office Building, Valley Rim Office Building and Cliffs of Eldorado Apartments, respectively. Such statements were used as the basis for estimating their respective operating results for the nine months ended September 30, 1998. The previous years' actual amounts were used to estimate the interim period January 1 to the respective dates of purchase for the remaining properties.

6. The pro forma interest adjustment is based on the mortgages obtained, assumed or seller financing obtained, if any, for each property at its respective date of purchase. The pro forma

                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                          NOTES TO PRO FORMA COMBINED
                      STATEMENT OF OPERATIONS - Continued
                      NINE MONTHS ENDED SEPTEMBER 30, 1998


        depreciation adjustment is based on the purchase price of each property depreciated under the Company's established depreciation policies.

        Interest:
            Atrium Office Building                    $  246
            Valley Rim Office Building                   266
            Ashton Way Apartments                         73
            Bent Tree Gardens Apartments                 348
            Cliffs of Eldorado Apartments                653
            Emerald Terrace Apartments                    61
            4400 Apartments                               73
            Hunters Glen Apartments                      115
            Mountain Plaza Apartments                    183
            Woodview Apartments                          142
            Daley Plaza Office Building                  249
            Plaza on Bachman Creek                       163
            Parkway North Office Building                132
            Viewridge Office Building                     95
                                                      ------
               Total                                  $2,799
                                                      ======

        Depreciation:
            Atrium Office Building                    $   87
            Valley Rim Office Building                    81
            Ashton Way Apartments                         29
            Bent Tree Gardens Apartments                 129
            Cliffs of Eldorado Apartments                250
            Emerald Terrace Apartments                    23
            Hunters Glen Apartments                       39
            4400 Apartments                               26
            Mountain Plaza Apartments                     63
            Woodview Apartments                           54
            Daley Plaza Office Building                   74
            Plaza on Bachman Creek                        55
            Parkway North Office Building                 89
            Viewridge Office Building                     30
                                                      ------
               Total                                  $1,029
                                                      ======


7. Interim operating results for Shaws Plaza Shopping Center which was sold in March 1998 and the Chesapeake Ridge Office Building and Northtown Mall Shopping Center which were both sold in September 1998 are their actual operating results from January 1 to the date of sale.


                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                               PRO FORMA COMBINED
                            STATEMENT OF OPERATIONS
                     TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                                        Other        Cliffs of
                                                      Apartment       Commercial       Property       Eldorado
                                       Actual         Complexes       Properties      Purchases      Apartments         Sales
                                    -----------      -----------     -----------     -----------     -----------      -----------
                                                                       (dollars in thousands)
Income
   Rents ......................     $    54,462      $     2,022     $     3,001     $     3,300     $       583      $    (2,115)
   Income .....................           1,499               --              --              --              --               --
                                    -----------      -----------     -----------     -----------     -----------      -----------
                                         55,961            2,022           3,001           3,300             583           (2,115)

Expenses
   Property operations ........          32,424            1,444           1,182           2,128             413             (677)
   Interest ...................          16,765               --              --              --              --             (651)
   Depreciation ...............           9,578               --              --              --              --             (417)
   Advisory fee to affiliate ..           1,807               --              --              --              --               --
   Net income fee to affiliate            1,022               --              --              --              --               --
   General and administrative .           2,645               --              --              --              --               --
   Provision for losses .......           1,337               --              --              --              --           (1,337)
                                    -----------      -----------     -----------     -----------     -----------      -----------
                                         65,578            1,444           1,182           2,128             413           (3,082)

Income (loss) from operations .          (9,617)             578           1,819           1,172             170              967
Equity in income of investees .             812               --              --              --              --               --
Gain on sale of real estate ...          21,404               --              --              --              --               --
                                    -----------      -----------     -----------     -----------     -----------      -----------
Net income (loss) .............     $    12,599      $       578     $     1,819     $     1,172     $       170      $       967
                                    ===========      ===========     ===========     ===========     ===========      ===========


Earnings per share
   Net income (loss) ..........     $      3.22
                                    ===========

Weighted average shares of
   Common Stock used in
   computing earnings per share       3,907,221                                                                         3,907,221
                                    ===========                                                                       ===========



                                         Pro Forma         Pro Forma
                                         Adjustments        Combined
                                         -----------      -----------

Income
   Rents ......................          $        --      $    61,253
   Income .....................                   --            1,499
                                         -----------      -----------
                                                  --           62,752

Expenses
   Property operations ........                   --           36,914
   Interest ...................                3,705           19,819
   Depreciation ...............                1,361           10,522
   Advisory fee to affiliate ..                   --            1,807
   Net income fee to affiliate                    --            1,022
   General and administrative .                   --            2,645
   Provision for losses .......                   --               --
                                         -----------      -----------
                                               5,066           72,729

Income (loss) from operations .               (5,066)          (9,977)
Equity in income of investees .                   --              812
Gain on sale of real estate ...                   --           21,404
                                         -----------      -----------
Net income (loss) .............          $    (5,066)     $    12,239
                                         ===========      ===========


Earnings per share
   Net income (loss) ..........                           $      3.13
                                                          ===========


Weighted average shares of
   Common Stock used in
   computing earnings per share                             3,907,221
                                                          ===========

The accompanying footnotes are an integral part of this Pro Forma Combined Statement of Operations.

                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                          NOTES TO PRO FORMA COMBINED
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997


1. The Pro Forma Combined Statement of Operations assumes the property was purchased or sold by the Company on January 1, 1997.

2. The caption "Apartment Complexes" includes Mountain Plaza, 4400 and Ashton Way Apartments. For further information, refer to the Company's Current Report on Form 8-K, dated May 29, 1998 as amended on Form 8-K/A, dated September 23, 1998.


        Revenues:
           Mountain Plaza Apartments        $1,085
           4400 Apartments                     389
           Ashton Way Apartments               548
                                            ------
                                            $2,022
                                            ======

        Property Operations Expenses:
           Mountain Plaza Apartments        $  592
           4400 Apartments                     372
           Ashton Way Apartments               480
                                            ------
                                            $1,444
                                            ======

3. The caption "Commercial Properties" includes Parkway North Office Building, Plaza on Bachman Creek, Atrium Office Building and Valley Rim Office Building. For further information on the Parkway North Office Building and Plaza on Bachman Creek see the Company's Current Report on Form 8-K, dated May 29, 1998, as amended on Form 8-K/A, dated September 23, 1998. For the Atrium and Valley Rim Office Buildings see the Company's Current Report on Form 8-K, dated June 26, 1998, as amended on Form 8-K/A, dated October 16, 1998.


        Revenues:
           Parkway North Office Building    $  938
           Plaza on Bachman Creek              506
           Atrium Office Building              885
           Valley Rim Office Building          672
                                            ------
                                            $3,001
                                            ======

        Property Operations Expenses:
           Parkway North Office Building    $  393
           Plaza on Bachman Creek              252
           Atrium Office Building              290
           Valley Rim Office Building          247
                                            ------
                                            $1,182
                                            ======

4. Other property purchases includes Bent Tree Garden, Hunters Glen, Woodview and Emerald Terrace Apartments, as well as Daley Plaza and View Ridge Office Buildings. The sellers of these properties were not able to provide either audited statements of operations or access to the respective property's financial records to enable

                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                          NOTES TO PRO FORMA COMBINED
                      STATEMENT OF OPERATIONS - Continued
                          YEAR ENDED DECEMBER 31, 1997


        the Company to have an audit performed. These properties in total represent approximately 6.8% of the Company's assets at December 31, 1997.

5. The amounts for Mountain Plaza Apartments, Parkway North Office Building, Plaza on Bachman Creek, 4400 Apartments, Ashton Way Apartments, Atrium Office Building and Valley Rim Office Building are from their respective audited statements of operations.


        Revenues:

           Bent Tree Garden Apartments      $1,338
           Hunters Glen Apartments             643
           Woodview Apartments                 797
           Emerald Terrace Apartments          436
           Viewridge Office Building            69
           Daley Plaza Office Building          17
                                            ------

               Total                        $3,300
                                            ======

        Property Operations:

           Bent Tree Garden Apartments      $  809
           Hunters Glen Apartments             406
           Woodview Apartments                 546
           Emerald Terrace Apartments          307
           Viewridge Office Building            54
           Daley Plaza Office Building           6
                                            ------

               Total                        $2,128
                                            ======

6. The amounts for Bent Tree Gardens Apartments, Hunters Glen Apartments, Woodview Apartments, Emerald Terrace Apartments, Viewridge Office Building and Daley Plaza are based on available financial information or estimates made in conjunction with the respective purchase.


7. The pro forma interest adjustment is based on the mortgages obtained or assumed and seller financing obtained, if any, for each property at its respective date of purchase. The pro forma

                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                          NOTES TO PRO FORMA COMBINED
                      STATEMENT OF OPERATIONS - Continued
                          YEAR ENDED DECEMBER 31, 1997


        depreciation adjustment is based on the purchase price of each property depreciated under the Company's established depreciation policies.


          Interest:

              Atrium Office Building          $  325
              Valley Rim Office Building         352
              Ashton Way Apartments               96
              Bent Tree Gardens Apartments       461
              Cliffs of Eldorado Apartments      865
              Emerald Terrace Apartments          81
              4400 Apartments                     96
              Hunters Glen Apartments            152
              Mountain Plaza Apartments          242
              Woodview Apartments                188
              Daley Plaza Office Building        330
              Plaza on Bachman Creek             216
              Parkway North Office Building      175
              Viewridge Office Building          126
                                              ------

                 Total                        $3,705
                                              ======

          Depreciation:

              Atrium Office Building          $  115
              Valley Rim Office Building         108
              Ashton Way Apartments               38
              Bent Tree Gardens Apartments       170
              Cliffs of Eldorado Apartments      330
              Emerald Terrace Apartments          31
              Hunters Glen Apartments             52
              4400 Apartments                     36
              Mountain Plaza Apartments           83
              Woodview Apartments                 72
              Daley Plaza Office Building         97
              Plaza on Bachman Creek              73
              Parkway North Office Building      117
              Viewridge Office Building           39
                                              ------

                 Total                        $1,361
                                              ======

8. Operating results for Shaws Plaza Shopping Center which was sold in March 1998 and the Chesapeake Ridge Office Building and Northtown Mall Shopping Center which were both sold in September 1998 are their actual operating results for the year ended December 31, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(b)      Financial statements of property acquired:


Exhibit
Number                                Description
-------      -----------------------------------------------------------------

 99.0 Audited Statement of Revenue and Direct Operating Expenses of Mountain View Apartments for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.0 of the Registrant's Current Report on Form 8-K/A, dated May 29, 1998).

 99.1 Audited Statement of Revenue and Direct Operating Expenses of Parkway North for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K/A, dated May 29, 1998).

 99.2 Audited Statement of Revenue and Direct Operating Expenses of Plaza on Bachman Creek for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.2 of the Registrant's Current Report on Form 8-K/A, dated May 29, 1998).

 99.3 Audited Statement of Revenue and Direct Operating Expenses of 4400 Apartments for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.3 of the Registrant's Current Report on Form 8-K/A, dated May 29, 1998).

 99.4 Audited Statement of Revenue of Ashton Way Apartments for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.4 of the Registrant's Current Report on Form 8-K/A, dated May 29,
             1998).

 99.5 Mountain Plaza Statement of Operations for the ten months ended October 31, 1997, (incorporated by reference to Exhibit 99.5 of the Registrant's Current Report on Form 8-K/A, dated May 29,
             1998).

 99.6 Parkway North Statement of Operations for the eleven months ended November 30, 1997, (incorporated by reference to Exhibit 99.6 of the Registrant's Current Report on Form 8-K/A, dated May 29,
             1998).

 99.7 Audited Statement of Revenue and Direct Operating Expenses of Atrium Office Building for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.7 of the Registrant's Current Report on Form 8-K/A, dated June 26, 1998).

 99.8 Audited Statement of Revenue and Direct Operating Expenses of Valley Rim Building for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.8 of the Registrant's Current Report on Form 8-K/A, dated June 26, 1998).

Exhibit
Number                                Description
-------      -----------------------------------------------------------------

 99.9 Valley Rim Building Statement of Operations for the four months ended April 30, 1998 (incorporated by reference to Exhibit 99.9 of the Registrant's Current Report on Form 8-K/A, dated June 26,
             1998).

 99.10 Audited Statement of Revenue and Direct Operating Expenses of Cliffs of Eldorado Apartments for the year ended December 31, 1997, filed herewith.

 99.11 Cliffs of Eldorado Apartments Statement of Operations for the six months ended June 30, 1998, filed herewith.

                                 SIGNATURE PAGE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   TRANSCONTINENTAL REALTY INVESTORS,
                                   INC.





Date:   December 4, 1998           By:     /s/ Thomas A. Holland
     ----------------------           --------------------------
                                      Thomas A. Holland
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (Principal Financial and
                                      Accounting Officer)

                    TRANSCONTINENTAL REALTY INVESTORS, INC.

                                  EXHIBITS TO
                          CURRENT REPORT ON FORM 8-K/A

                             Dated October 20, 1998


Exhibit
Number                                  Description
-------      -----------------------------------------------------------------
 99.10       Audited Statement of Revenue and Direct Operating Expenses of
             Cliffs of Eldorado Apartments for the year ended December 31,
             1997, filed herewith.

 99.11 Cliffs of Eldorado Apartments Statement of Operations for the six months ended June 30, 1998.